UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2026
Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
9330 Zionsville Road,
Indianapolis, Indiana 46268
1000 N. West Street, Suite 900,
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip Code)
(833) 267-8382
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01     Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired

As previously announced, on October 1, 2026, Corteva, Inc., (the “Company” or "Corteva") completed the separation of the Company’s Seed Business into an independent publicly traded company, Vylor Inc. (“Vylor”) through a pro rata dividend in-kind of all of the then-issued and outstanding shares of common stock of Vylor to holders of the Company’s common stock as of the close of business on September 24, 2026 (the “spin-off”). Primarily as a result of, among other factors, Vylor’s (which is the legal spinnee) relative significance to New Corteva, for financial reporting purposes, Vylor has been treated as the “accounting spinnor” and therefore is the “accounting successor” to Corteva following the spin-off, notwithstanding the legal form of the spin-off described in the Vylor Registration Statement on Form 10. As a result, the historical consolidated financial statements of Corteva became the historical financial statements of Vylor for the periods prior to the spin-off.

The historical financial statements of New Corteva, the Company’s Crop Protection Business, are comprised solely of the accompanying Combined Financial Statements and notes which present the results of operations, financial position and cash flows of New Corteva, and have been derived from the combined financial statements and accounting records of Corteva using the historical results of operations and historical basis of assets and liabilities of Corteva. As New Corteva has historically operated as an operating segment of Corteva, separate financial statements for New Corteva have not historically been prepared. These Combined Financial Statements differ from historical operating segment results due to the differing bases of accounting used in their preparation. Additionally, these Combined Financial Statements may not reflect the financial statements had New Corteva been a stand-alone company. The Combined Financial Statements of New Corteva have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and, unless otherwise specified, have been presented to separately show the effects of discontinued operations.

These Combined Financial Statements comprise a combined report (“Combined Report”) being filed separately by New Corteva and New EIDP. New EIDP and its combined subsidiaries are also subsidiaries of New Corteva. New EIDP meets the conditions set forth in General Instruction I(1)(a), (b) and (d) of Form 10-K and General Instruction H(1)(a) and (b) of Form 10-Q is therefore filing its information within these Combined Financial Statements with the reduced disclosure format. Each of New Corteva and New EIDP is filing on its own behalf the information contained in this report that relates to itself, and neither company makes any representation as to information relating to the other company.

The following combined financial statements for New Corteva and New EIDP are attached hereto and incorporated herein by reference:

•The audited Combined Financial Statements for each of New Corteva and New EIDP as of December 31, 2025 and 2024, and for the years ended December 31, 2025, 2024 and 2023, as Exhibit 99.1; and

•The interim Combined Financial Statements for each of New Corteva and New EIDP as of June 30, 2026 and December 31, 2025, and for the six months ended June 30, 2026 and 2025, as Exhibit 99.2.

Non-GAAP financial measures for New Corteva for the six months ended June 30, 2026 and the year ended December 31, 2025, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Pro forma financial information

The unaudited Pro Forma Combined Financial Statements for New Corteva as of June 30, 2026, and for the six months ended June 30, 2026 and the year ended December 31, 2025, are attached as Exhibit 99.4 hereto and incorporated herein by reference, and were prepared in accordance with Article 11 of Regulation S-X, to give effect to the spin-off and ancillary transactions including those related to New Corteva’s capital structure after the spin-off.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements. Words such as “believe,” “will,” “plan,” “may,” “expect,” “see,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, expectations or projections about the future, including statements about the Company’s financial performance or outlook; strategy for growth; product development; regulatory approvals; market position; capital allocation strategy; liquidity; the anticipated benefits of acquisitions, restructuring actions, or cost savings initiatives; the anticipated benefits, impacts, and timing of the spin-off; and the outcome of contingencies, such as litigation and environmental matters, are forward-looking statements.. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.

While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Some of the important factors that could cause the company's actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) failure to obtain or maintain the necessary regulatory approvals for some of the company's products; (ii) failure to successfully develop and commercialize the company's pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of the company's biotechnology and other agricultural products; (iv) failure to comply with competition and antitrust laws; (v) effect of changes in agricultural and related policies of governments and international organizations; (vi) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (vii) effect of climate change and unpredictable seasonal and weather factors; (viii) effect of competition in the company's industry; (ix) competitor’s establishment of an intermediary platform for distribution of the company's products; (x) risks related to recent funding and staff reductions at U.S. government agencies; (xi) risk related to geopolitical and military conflict; (xii) effect of volatility in the company's input costs; (xiii) risks related to the company's global operations; (xiv) effect of industrial espionage and other disruptions to the company's supply chain, information technology or network systems; (xv) risks related to environmental litigation and the indemnification obligations of legacy EIDP liabilities in connection with the Corteva Separation; (xvi) impact of the company's dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xvii) failure of the company's customers to pay their debts to the company, including customer financing programs; (xviii) failure to effectively manage acquisitions, divestitures, alliances, restructurings, cost savings initiatives, and other portfolio actions; (xix) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to the company; (xx) increases in pension and other post-employment benefit plan funding obligations; (xxi) risks related to pandemics or epidemics; (xxii) capital markets sentiment towards sustainability matters; (xxiii) the company's intellectual property rights or defense against intellectual property claims asserted by others; (xxiv) effect of counterfeit products; (xxv) the company's dependence on intellectual property cross-license agreements; and (xxvi) risks related to the Company’s separation from DowDuPont; and (xxvii) risks related to the Company’s spin-off transaction, including, but not limited to, whether the objectives of the spin-off will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the spin-off; the risk of any unexpected costs or expenses resulting from the spin-off; and the risk of any litigation as a result of, or relating to, the spin-off.

Additionally, there may be other risks and uncertainties that the Company is unable to currently identify or that Company does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva's management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” of the Company’s Annual Report on SEC Form 10-K.

(d)    Exhibits

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP - Corteva, Inc.
23.2	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP - EIDP, Inc.
99.1	Audited Combined Financial Statements of New Corteva and New EIDP as of December 31, 2025 and 2024, and for the years ended December 31, 2025, 2024 and 2023
99.2	Interim Combined Financial Statements for each of New Corteva and New EIDP as of June 30, 2026 and December 31, 2025, and for the six months ended June 30, 2026 and 2025
99.3	Non-GAAP Financial Measures for New Corteva for the six months ended June 30, 2026 and the year ended December 31, 2025
99.4	Unaudited Pro Forma Combined Financial Statements for New Corteva as of June 30, 2026, and for the six months ended June 30, 2026 and the year ended December 31, 2025
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.
(Registrant)

Date: October 1, 2026	By:	/s/ Brian Titus
Name: Brian Titus
Title: Vice President, Corporate Finance & Accounting Officer

EIDP, Inc.
(Registrant)

Date: October 1, 2026	By:	/s/ Brian Titus
Name: Brian Titus
Title: Vice President, Corporate Finance & Accounting Officer